                                     EXHIBIT 99

                              Joint Filer Information

Designated Filer:              BCP III AIV A, L.P.

Date of Earliest Transaction

Required to be Reported:       October 6, 2015

Issuer & Symbol:               Avid Technology, Inc. (AVID)

Address of each Reporting Person for this Form 4:

909 Montgomery Street, Suite 400, San Francisco, CA  94133

Relationship to Issuer of each Reporting Person:  10% Owner

                                     Signatures

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

October 8, 2015

BCP III AIV A, L.P.                    BCP IV AIV A, L.P.

By:  BLUM STRATEGIC GP III, L.P.       By:  BLUM STRATEGIC GP IV, L.P.

     its General Partner                    its General Partner

By:  BLUM STRATEGIC GP III, L.L.C.     By:  BLUM STRATEGIC GP IV, L.L.C.

     its General Partner                    its General Partner

By:  /s/ Deborah L. Perkovich          By:  /s/ Deborah L. Perkovich

     ---------------------------            ---------------------------

     Deborah L. Perkovich                   Deborah L. Perkovich

     Chief Financial Officer                Chief Financial Officer

BLUM STRATEGIC GP III, L.L.C.          BLUM STRATEGIC GP III, L.P.

                                       By:  Blum Strategic GP III, L.L.C.

                                            its General Partner

By:  /s/ Deborah L. Perkovich          By:  /s/ Deborah L. Perkovich

     ------------------------------         ------------------------------

     Deborah L. Perkovich                   Deborah L. Perkovich

     Chief Financial Officer                Chief Financial Officer

BLUM STRATEGIC GP IV, L.L.C.           BLUM STRATEGIC GP IV, L.P.

                                       By:  Blum Strategic GP IV, L.L.C.

                                            its General Partner

By:  /s/ Deborah L. Perkovich          By:  /s/ Deborah L. Perkovich

     ------------------------------         ------------------------------

     Deborah L. Perkovich                   Deborah L. Perkovich

     Chief Financial Officer                Chief Financial Officer

RICHARD C. BLUM AND ASSOCIATES INC.

By:  /s/ Deborah L. Perkovich

     -----------------------------

     Chief Financial Officer